                                                                   Exhibit 10.14

                             CONFIDENTIAL TREATMENT


                     THE FOLLOWING IS A REDACTED VERSION OF
                      AMENDMENT NO. 1 TO THE OEM AGREEMENT
                          DATED AS OF DECEMBER 18, 1997
                        BY AND BETWEEN STORAGE TECHNOLOGY
                     CORPORATION AND INTERNATIONAL BUSINESS
                              MACHINES CORPORATION.

                       THIS MATERIAL IS BEING SUBMITTED IN
                          CONNECTION WITH A REQUEST FOR
                       CONFIDENTIAL TREATMENT PURSUANT TO
                         RULE 24b-2 UNDER THE SECURITIES
                            AND EXCHANGE ACT OF 1934



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March 19, 1998

[**]
Storage Technology Corporation
2270 South 88th Street
Louisville, Colorado 80028-0001


     Re:  Amendment No. 1
          OEM Agreement dated December 18, 1997 between International Business Machines Corporation and Storage Technology Corporation

Dear [**]:

This letter is being sent to amend certain terms of the OEM Agreement. The amendments follow:

A. The first sentence of Section 11.11 of the base OEM Agreement is replaced with the following sentence:

"Except as otherwise provided in [**] Products and Upgrades that are supplied to IBM hereunder will consist of new parts and components."

B. The person responsible for receiving notices for IBM related to forecasts, orders and shipments in Section 26.3 of the base OEM Agreement is changed from [**] to [**].

C. The following footnote is added after the Volume Date of [**] for the [**] and [**] Deliverables: " [**]

D. The "Note" in the last paragraph of Section 6, i.e., Deliverables, Schedules and Adjustments, of Attachment 1 to Exhibit 3, i.e., the Statement of Work, is deleted in its entirety.

All other terms and conditions of the above-referenced agreement that are unaffected by this amendment shall remain in full force and effect. If your company agrees with the foregoing, please indicate its acceptance by signing both copies of this letter, and returning them to me for IBM's execution.

Sincerely,



[**]



ACCEPTED AND AGREED TO:

STORAGE TECHNOLOGY                                        INTERNATIONAL BUSINESS
CORPORATION                                               MACHINES CORPORATION

[**]                                                      [**]